SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 14, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

2
Items 1-6.	Not applicable
Item 7.	Exhibit(s) The following exhibit is filed herewith pursuant to Item 9:

     Exhibit 99.1

     Press release issued by Allegheny Energy, Inc. on October 14, 2003, announcing certain changes in, and nominations for, Allegheny Energy,
Inc.'s Board of Directors and the filing of Allegheny Energy, Inc.'s proxy statement for the annual meeting to be held on November 14, 2003.

Item 8.	Not applicable.
Item 9.

     Regulation FD Disclosure

     The information in this report, including the exhibits, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934.

     The Company's press release issued on October 14, 2003, announcing certain changes in, and nominations for, its Board of Directors and the filing of its proxy statement for the annual meeting to be held on November 14, 2003.

Items 10-12.	Not applicable.

3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALLEGHENY ENERGY, INC.
By: /s/ DAVID B. HERTZOG Name: David B. Hertzog Title: Vice President and General Counsel

DATED: October 14, 2003

4 EXHIBIT INDEX
Exhibit Number	Description
99.1

The Company's press release issued on October 14, 2003, announcing certain changes in, and nominations for, its Board of Directors and the filing of its proxy statement for the annual meeting to be held on November 14, 2003.